UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

        Date of Report (Date of earliest event reported): March 16, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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


Item No. 5     Press release dated 16 March, 2004 - Holding(s) in Company


                                                 Fidelity Investments
                                                 Mail: One Federal Street E14B
                                                 Boston, MA 02109-3614
                                                 Office: 82 Devonshire Street
                                                 Boston, MA02109

                                                 15 March 2004

Marconi Corporation Plc
34 Grosvenor Square
London W1A 4QP
United Kingdom

Fax: 011-44-20-7493 1974

ATTN: Company Secretary

Dear Sirs,

Enclosed are amended notifications of disclosable interests under the U.K. Companies Act 1985. Please note that while this information details the disclosable interest of more than one entity, the enclosed disclosure constitutes separate notifications of interest which have been combined solely for purposes of clarify and efficiency. It is not intended to indicate that any of these entities act as a group or in concert with respect to these interests.

These disclosures are made in the interest of conformity with the Companies Act. The Interest detailed herein were acquired solely for investment purposes. For disclosure purposes, holdings should be represented as FMR Corp. and its direct and indirect subsidiaries, and Fidelity International Limited (FIL) and its direct and indirect subsidiaries, both being non-beneficial holders.
If you have any questions please contact Eleanor Chemlen at (617) 563-1416 or by Fax at (617) 476-0363.


Kindest Regards


Eleanor Chemlen

Sr Compliance Specialist



Amendment #12


NOTIFICATIONS UNDER SECTION1 98 TO 202 - U.K. COMPANIES ACT


1.   Company in which shares are held:       Marconi Corporation Plc


2.   Notifiable Interest: Ordinary Shares

     (a)  FMR Corp.
          82 Devonshire Square
          Boston, MA 02109

          Parent holding company of Fidelity Management and Research Company (FMRCO), investment manager for US mutual funds. (See Schedule A for listing of Registered Shareholders and their holdings)

     (b)  Fidelity International Limited (FIL)
          P.O. Box HM 670
          Hamilton HMCX, Bermuda

          Parent holding company for various direct and indirect subsidiaries, including Fidelity Investment Services Ltd. (FISL) and Fidelity Pension Management (FPM), investment managers for various non-US investment companies and institutional clients. (See Schedule A for listing of Registered Shareholders and their holdings.)

3.   The notifiable interests also comprise the notifiable interest of:

          Mr. Edward C Johnson 3d
          82 Devonshire Street
          Boston, MA 02109

     A principal shareholder of FMR Corp. and Fidelity International Limited

4. The notifiable interests include interest held on behalf of authorized unit trust schemes in the U.K., notwithstanding the exemption from reporting pursuant to Section 209 (1)(h) of the Companies Act 1985.

5. These notifications of disclosable interests constitute separate notifications of interest in the shares and are combined solely for the purposes of clarify and efficiency. Nothing herein should be taken to indicate the FMR Corp. and its direct and indirect subsidiaries, Fidelity International Limited and its direct and indirect subsidiaries or Mr. Edward C. Johnson 3d act as a group or in concert in respect of the disclosed interests, or that they are required to submit these notifications on a joint basis.

6. The disclosable interests arise under section 208(4)(b) of the Act, namely where a person, not being the registered holder, is entitled to exercise a right conferred by the holding of the shares or to control the exercise of such rights, or under section 203 of the Act respectively.

                                   By Eric D Roiter
                                   Senior V.P. & General Counsel - FMR Co.
                                   Duly authorised under Powers of Attorney
                                   Dated December 30, 1997, by and on behalf of FMR Corp. and its direct and indirect subsidiaries, and Fidelity International Limited and its direct and indirect subsidiaries


Schedule A                                                         Amendment #12



Security: Marconi Corporation Plc


Ordinary Shares   Shares Held    Management   Nominee/Registered Name
                                  Company
                       51,439       FMRCO     JP Morgan Chase
                      114,996       FMRCO     State Street Bank & Trust Company
                      438,063       FMRCO     Chase Nominees Limited
                   10,352,900       FMRCO     HSBC
                       12,900       FMRCO     State Street Nominees Limited
                      262,225       FMRCO     Citibank
                    1,074,735       FMRCO     Brown Brothers Harriman
                       37,164       FISL      Chase Nominees Limited
                      137,746       FPM       Chase Nominees Ltd
                       56,629       FIL       Northern Trust
                      233,849       FIL       Deutsche Bank

Total ordinary
 shares            12,772,646


Current ownership        6.39%
percentage:


Shares in issue:  200,000,000


Change in holdings
since last         (1,178,467)
 filing:      ordinary shares

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: March 16, 2004